AMERICAN NANO SILICON TECHNOLOGIES, INC.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52940

Date of Report: October 29, 2013

AMERICAN NANO SILICON TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

California	33-0726410
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

Nanchong Shili Industrial Street, Economic and Technology Development Zone, Xiaolong Chunfei Industrial Park, Sichuan, P.R. China	637005
(Address of principal executive offices)	(Zip Code)

86-817-3634888
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

On October 29, 2013 American Nano Silicon Technologies, Inc. (the “Company”) dismissed Patrizio & Zhao, LLC from its position as the Company’s independent registered public accounting firm.  The Audit Committee of the Company’s Board of Directors approved the dismissal.

The Company engaged Patrizio & Zhao, LLC as its independent registered public accounting firm on April 26, 2013.  During the engagement, Patrizio & Zhao, LLC did not render an audit opinion on any of the Company’s financial statements.   Patrizio & Zhao, LLC did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to the date of this Current Report, there was no (i) disagreement between the Company and Patrizio & Zhao, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Patrizio & Zhao, LLC to make reference to the subject matter of such disagreement in connection with its report, or (ii) “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Patrizio & Zhao, LLC with a copy of this report prior to filing with the SEC and requested that Patrizio & Zhao, LLC furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to Patrizio & Zhao, LLC’s audit services and engagement as the Company’s independent registered public accounting firm. The response from Patrizio & Zhao, LLC is filed with this report.

On October 29, 2013 the Registrant retained Paritz & Company, P.A. to audit the Registrant’s financial statements for the year ended September 30, 2013.  At no time during the Registrant’s two most recent fiscal years and the subsequent interim period through October 29, 2013, the date of the engagement, did the Registrant consult with Paritz & Company, P.A. regarding any matter that was the subject of a disagreement with the prior certifying accountant or any reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K), the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered for the Registrant.

Item 9.01                      Financial Statements and Exhibits

Exhibits

16.	Letter from Patrizio & Zhao, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Nano Silicon Technologies, Inc.

Dated: October 31, 2013	By:	/s/ Pu Fachun
Pu Fachun
Chief Executive Officer